UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 12, 2007

Nabi Biopharmaceuticals

(Exact name of registrant as specified in its charter)

Delaware	000-04829	59-1212264
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

5800 Park of Commerce Boulevard N.W., Boca Raton, FL 33487

(Address of principal executive offices) (Zip code)

(561) 989-5800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Nabi Biopharmaceuticals

This report on Form 8-K/A amends and restates in its entirety the current report on Form 8-K/A of Nabi Biopharmaceuticals filed on March 15, 2007, and constitutes an amendment to the current report on Form 8-K of Nabi Biopharmaceuticals filed on March 12, 2007 (the “Original Report”). This amendment is being filed to (i) correct and update the financial tables contained in Exhibit 99 to the Original Report, and (ii) to furnish a transcript of the conference call held to discuss Nabi Biopharmaceuticals’ results of operations for the three and twelve months ended December 30, 2006. Accordingly, we are furnishing a new Exhibit 99.1 and a new Exhibit 99.2.

Item 2.02. Results of Operations and Financial Condition

On March 12, 2007, Nabi Biopharmaceuticals (i) issued a press release announcing its results of operations for the three and twelve months ended December 30, 2006 and (ii) held a conference call to discuss those results. A copy of the original press release was furnished with the Original Report and a press release issued on March 15, 2007 providing updated and corrected financial tables is furnished as Exhibit 99.1 to this report. A transcript of the conference call is furnished as Exhibit 99.2 to this report.

The information in this Item 2.02 and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, and it shall not be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibit number	Description
99.1	Press Release

99.2	Conference Call Transcript

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nabi Biopharmaceuticals

Date: March 16, 2007	By:	/s/ Jordan I. Siegel
Jordan I. Siegel
Sr. Vice President, Finance
Chief Financial Officer, Chief Accounting Officer and Treasurer

Index of Exhibits

Exhibit Number	Description
99.1	Press Release

99.2	Conference Call Transcript